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DPI PSIO License Agreement                                         CONFIDENTIAL
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                            LICENSE AGREEMENT BETWEEN

                          PEERLESS SYSTEMS CORPORATION

                                       AND

                      OSICOM TECHNOLOGIES INCORPORATED, DPI
                              PRINT SERVER DIVISION

                                       FOR

                      PEERLESS STANDARD INPUT/OUTPUT (PSIO)

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DPI PSIO License Agreement                                         CONFIDENTIAL
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                                     Recital

This PEERLESS Standard Input / Output (hereinafter referred to as "PSIO") License Agreement (hereinafter referred to as the "the Agreement" is entered into as of August 10, 1998 by and between Peerless Systems Corporation (hereinafter referred to as "PEERLESS") and Osicom Technologies Incorporated, DPI Print Server Division (hereinafter referred to as "DPI").

The terms and conditions of this Agreement and those contained in the Exhibits (which are attached to this Agreement and incorporated herein by reference) executed by PEERLESS and DPI shall constitute the license agreement PSIO.

This Agreement and the applicable Exhibits constitute the exclusive statement of the Agreement between PEERLESS and DPI concerning the subject hereof. Unless otherwise provided herein, a reference to this Agreement shall be deemed to include a reference to the Exhibits for all purposes hereof. All other prior agreements, arrangements or understandings, oral or written, (except for Confidentially Agreement entered into between the parties which remain in full force and effect) are merged into and are superseded by the terms of this Agreement.

         THE TERMS AND CONDITIONS ON THE FOLLOWING PAGES ARE PART OF THIS AGREEMENT. BOTH PARTIES HERETO ACKNOWLEDGE THAT THEY HAVE READ THIS AGREEMENT, UNDERSTAND IT, AND AGREE TO BE BOUND BY THE TERMS AND
CONDITIONS CONTAINED HEREIN.

                                A G R E E M E N T

1. DEFINITIONS

1.1 CONFIDENTIAL INFORMATION. "Confidential Information" means any (i) written material that PEERLESS or DPI labels, stamps or otherwise designates as confidential, (ii) oral communication that either party designates as confidential at the time that it is made and for which the disclosing party provides written notice to the receiving party within thirty (30) days thereafter stating that such information is confidential, (iii) any information that the receiving party should reasonably understand to be confidential, (iv) the terms of this Agreement, and (v) copies of any of the foregoing. Notwithstanding anything to the contrary contained in this Agreement, "Confidential Information" shall not include information that the receiving party can document was (i) in the public domain at the time of disclosure, or which enters the public domain other than as a result of the fault or negligence of the receiving party, (ii) already known to the receiving party at the time of first disclosure hereunder without obligation of confidentiality, (iii) rightfully obtained by the receiving party from a third party without obligations of confidentiality, or (iv) lawfully developed by the receiving party independently and without direct or indirect reference to or use of any Confidential Information disclosed to it hereunder.

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DPI PSIO License Agreement                                         CONFIDENTIAL
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1.2 LICENSE. "License" means the rights granted to DPI pursuant to Sections 2 hereof.

1.3 DPI FACILITY. "DPI Facility" means the facility set forth in an Addendum to this Agreement which is deemed to be the authorized DPI Facility as of the date thereof.

1.4 LICENSED PRODUCTS. "Licensed Product" means any of the computer programs identified in Exhibit A or identified in a supplemental Exhibit should DPI license additional Licensed Product(s) subsequent to the execution of this Agreement.

1.5 OEM PRODUCT. "OEM Product" means the end product produced by DPI, or licensed by DPI, for or to a Third Party.

1.6 PEERLESS MATERIAL. "PEERLESS Material" means any Machine Executable Copies, any material provided by PEERLESS to DPI, and any part or copy of any of the foregoing in any form or media.

2. LICENSE. DPI's rights in and to the PSIO shall be set forth in Exhibit B.

3. DELIVERABLES. PEERLESS shall transmit to the DPI Facility address indicated in Exhibit A those items set forth in Exhibit A.

4. PAYMENT.

4.1 GENERALLY. DPI shall pay PEERLESS in accordance with the rates, terms and conditions set forth in Exhibit B (Payment Terms). DPI shall hold in confidence and not disclose such rates, terms and conditions.

4.2 LATE PAYMENT. Without limiting any of PEERLESS' other rights or remedies hereunder or at law or in equity, if DPI shall at any time fail to pay when due any amount owing hereunder (a "Payment Default"), PEERLESS shall be entitled to cease performing any and all of its obligations hereunder until such time as DPI cures such Payment Default by paying such past due.

5. TERM AND TERMINATION.

5.1 GENERALLY. The term of the License shall commence upon the date hereof and shall continue for 6 (six) years thereafter. This Agreement shall automatically be renewed every 1 year thereafter unless one party notifies the other party in writing of its intent to terminate this agreement at least three (3) months prior to the scheduled expiration of this Agreement. Notwithstanding the foregoing, this Agreement may be terminated prior to the scheduled expiration date under the provisions of Section 10 (Default). Nothing contained herein shall be deemed to extend the term of any warranty provided hereunder.

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DPI PSIO License Agreement                                         CONFIDENTIAL
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5.2 DUTIES UPON TERMINATION. Upon termination or expiration of the term of the
License ("Termination"'), all of DPI's rights under the License shall terminate immediately. Within thirty (30) business days after Termination, DPI shall, except to the extent provided in Section 5.3, (i) return to PEERLESS or destroy all PEERLESS Material in the possession of DPI other than Machine Executable Copies previously shipped to DPI's customers in accordance with Section 2.2 for which DPI has or shall timely pay all amounts due hereunder, and (ii) provide to PEERLESS a statement executed by an officer of DPI certifying that DPI has complied in all respects with the provisions of clause (i) of this sentence.

5.3 RIGHTS AFTER TERMINATION. After Termination, DPI may retain and distribute copies of the PSIO incorporated in or packaged for use with or on Authorized DPI devices already manufactured and in DPI's finished goods inventory as of Termination, but only if (i) DPI timely performs its obligations under Section 5.2, and (ii) within thirty (30) business days after Termination, DPI pays in advance the applicable Per-Unit License Fee for each such Machine Executable Copy at the then current rate in effect hereunder.

6. INDEMNIFICATION. Subject to DPI's fulfillment of its obligations under this
Section 6, PEERLESS shall indemnify DPI and hold it harmless from any liabilities to any third parties, arising out of, and any costs and expenses of defending or settling, any claim that any Current Release, Update Release or any part thereof infringes any copyright, patent or trade secret enforceable under the laws of the United States, Canada, Australia, Japan, or the European Economic Community. DPI shall notify PEERLESS in writing of any such claim promptly after DPI first learns thereof, shall tender sole control of the defense and settlement of such claim to PEERLESS, and shall provide PEERLESS with such reasonable assistance and cooperation as PEERLESS may reasonably request from time to time in connection with such defense. In the event of any such claim, PEERLESS may replace allegedly infringing PEERLESS Material with non-infringing software or other material of equivalent functionality, and DPI shall thereupon cease all use or distribution of such PEERLESS Material. None of PEERLESS' obligations under this Section 6 shall apply in connection with any claim of infringement if DPI has modified any PEERLESS Material or combined any such material with or into any other programs, data, device, component or applications or breached this Agreement and such infringement would not have occurred without such modification, combination or breach.

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DPI PSIO License Agreement                                         CONFIDENTIAL
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7. WARRANTIES. The PSIO is provided to DPI on a AS-IS basis and PEERLESS does not make any warranty or representation of any kind and EXCEPT AS SPECIFICALLY PROVIDED IN SECTION 7, (i) PEERLESS DISCLAIMS ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY. TITLE AND FITNESS FOR A PARTICULAR PURPOSE AND AGAINST INFRINGEMENT, AND (ii) WITHOUT LIMITING THE FOREGOING, PEERLESS DOES NOT WARRANT THAT ANY OF THE SOFTWARE THAT IT PROVIDES WILL BE ERROR FREE OR OPERATE WITHOUT INTERRUPTION. PEERLESS DOES NOT MAKE, AND HEREBY EXPRESSLY DISCLAIMS, ANY REPRESENTATION OR WARRANTY TO ANY END USER OR OTHER THIRD PARTY. DPI SHALL NOT HAVE THE RIGHT TO MAKE OR PASS ON, AND SHALL TAKE ALL MEASURES NECESSARY TO INSURE THAT NEITHER IT NOR ANY OF ITS AGENTS OR EMPLOYEES ATTEMPT TO MAKE OR PASS ON ANY SUCH REPRESENTATION OR WARRANTY ON BEHALF OF PEERLESS.

8. PROPRIETARY RIGHTS AND CONFIDENTIALITY.

8.1 OWNERSHIP. As among PEERLESS and DPI, PEERLESS shall, except to the extent of DPI's rights granted by PEERLESS under the License, own all title and proprietary rights, including without limitation copy-rights, patents and trade secret rights, in any PEERLESS Materials and any part or copy thereof in any form or media.

8.2 PROPRIETARY RIGHTS NOTICES. DPI agrees to reproduce and affix to all copies of any PEERLESS Materials such proprietary and copyright notices as PEERLESS shall specify from time to time in writing. Unless otherwise specified by PEERLESS, the following notice shall be affixed by DPI to any media incorporating (including EPROM's, ROMs, etc.) of any PEERLESS Material:

         COPYRIGHT PEERLESS SYSTEMS CORPORATION

DPI shall not remove or obscure any PEERLESS copyright, trademark or confidentiality notices or marks.

8.3 DPI'S OBLIGATIONS TO OBSERVE CONFIDENTIALITY. Notwithstanding any other provision hereof, DPI shall (i) observe complete confidentiality with regard to the Confidential Information and shall protect it using at least the same degree of care it uses to protect its own proprietary and confidential information and materials of like importance, but in no event less care than a reasonably prudent business person would take in a like or similar situation; (ii) not disclose or permit any third person or entity access to the Confidential Information without Peerless's prior written permission (except that such disclosure or access shall be permitted solely to employees of DPI to the extent required to allow DPI to utilize the Confidential Information as permitted hereunder); and (iii) ensure that DPI's employees who receive access to any Confidential Information are advised of the confidential

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DPI PSIO License Agreement                                         CONFIDENTIAL
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and proprietary nature thereof and of their obligation to maintain its secrecy.

8.4 SURVIVAL. DPI's obligations and PEERLESS' rights under this Section 8 shall survive any expiration or termination of the License or of this Agreement for any reason whatsoever (including without limitation DPI's material breach hereof).

9. DEFAULT.

9.1 Defined. For purposes hereof, a default by DPI (Default) shall be deemed to occur upon the occurrence of any of the following events: (a) DPI's failure to pay any amounts due hereunder within ten (10) days following written notice from PEERLESS that such amounts are due or overdue; (b) DPI's breach of any of its obligations under Section 8; or (c) breach of any other of DPI's obligations hereunder, which breach continues uncured for a period of thirty (30) days after receipt of written notice thereof from PEERLESS.

9.2 REMEDIES. Upon any Default, PEERLESS shall have the right, without limiting any of its other rights or remedies hereunder or at law or in equity, to declare by written notice to DPI that all unpaid amounts owing hereunder immediately due and payable, to recover the same, to terminate the term of the License pursuant to Section 5.1, and to suspend performance of any of its obligations hereunder.

10. LIMITATIONS OF LIABILITY AND EXCLUSION OF DAMAGES. IN NO EVENT SHALL PEERLESS BE LIABLE FOR ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL OR EXEMPLARY DAMAGES, INCLUDING WITHOUT LIMITATION DAMAGES FOR LOSS OF USE, LOST PROFITS OR LOSS OF DATA OR INFORMATION OF ANY KIND, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, WHETHER OR NOT PEERLESS HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSS OR DAMAGE. IN NO EVENT SHALL PEERLESS' LIABILITY TO DPI ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, WHETHER IN CONTRACT, TORT OR OTHERWISE, EXCEED THE AMOUNTS ACTUALLY PAID BY DPI TO PEERLESS DURING THE ONE (1) YEAR PERIOD IMMEDIATELY PRECEDING THE TIME THAT THE CAUSE OF ACTION GIVING RISE TO SUCH LIABILITY FIRST OCCURS, NO ACTION, REGARDLESS OF FORM, ARISING OUT OF THE TRANSACTIONS UNDER THIS AGREEMENT MAY BE BROUGHT BY EITHER PARTY HERETO MORE THAN ONE (1) YEAR AFTER THE CAUSE OF ACTION HAS OCCURRED, EXCEPT THAT AN ACTION FOR NONPAYMENT, REACH OF THE PROVISIONS OF SECTION 9 HEREOF OR MISAPPROPRIATION OR INFRINGEMENT OF ANY PEERLESS' PROPRIETARY RIGHTS MAY BE BROUGHT AT ANY TIME WITHIN ANY APPLICABLE STATUTE OF LIMITATIONS.

11. ASSIGNMENT. Except to the extent expressly permitted pursuant to DPI, DPI may not assign this Agreement or any rights herein, including without limitation rights or duties of performance, without PEERLESS' prior written consent, which consent shall not be unreasonable

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DPI PSIO License Agreement                                         CONFIDENTIAL
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withheld. Such prohibition on assignment shall also apply to any merger of DPI with or into another entity, or any transaction(s) pursuant to which any entity or person (including any of their respective subsidiaries and affiliates) first acquires after the date of this Agreement, directly or indirectly, an aggregate amount of fifty percent (50%) or more voting control or fifty percent (50%) or more of the equity securities ("Control") of DPI (or of any entity directly or indirectly having Control of DPI) or by contract or otherwise obtains the right to appoint at least fifty percent (50%) of the Board of Directors of DPI (or any entity directly or indirectly having Control of DPI), except that PEERLESS may not withhold its consent to an assignment arising from any transaction(s) described in this sentence unless (i) the assignee or entity acquiring Control of DPI is a competitor of PEERLESS or (ii) PEERLESS determines that the assignment or change of Control might jeopardize PEERLESS' ability to protect its proprietary rights in the Licensed Products. For purposes of this Section l l, the term "affiliates" shall be defined as provided in the Securities Act of 1933 and the rules and regulations promulgated thereunder.

12. EQUITABLE RELIEF. Because of the unique and proprietary nature of the PEERLESS Material, it is understood and agreed that PEERLESS' remedies at law for a breach by DPI of its obligations under Section 8 will be inadequate and that PEERLESS shall, in the event of any such breach, be entitled to equitable relief (including without limitation injunctive relief and specific performance) without a requirement to post a bond, in addition to all other remedies provided under this Agreement or available to PEERLESS at law or otherwise.

13. MISCELLANEOUS.

13.1 NOTICES. All notices or other communications required hereunder shall be in writing and delivered personally or sent by certified mail, return receipt requested, by facsimile machine, or by a reputable courier service to the parties at the addresses set forth in Exhibit A, or at such other addresses as shall be designated in writing from time to time by either party to the other in accordance with this Section 13.1.

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DPI PSIO License Agreement                                         CONFIDENTIAL
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All notices to DPI shall be sent to:

         ----------------------------------

         ----------------------------------

         ----------------------------------

         Attn:______________________________

All notices to PEERLESS shall be sent to:

         Peerless Systems Corporation                        Tel: (310)536-0058
         2381 Rosecrans Ave.                                 FAX: (310)536-0908
         El Segundo CA 90245
                  Attn: Director, Business Development       FAX: (310)297-3275

Such notice shall be effective on the third business day following deposit thereof in the mail or with any courier, provided that it shall be effective on the next business day following any such deposit for next-day delivery, and shall be effective upon receipt if delivered personally or via facsimile.

13.2 AGREEMENT. This Agreement constitute the entire understanding and agreement between PEERLESS and DPI with respect to the transactions contemplated herein and supersede any and all prior or contemporaneous oral or written communications with respect to the subject matter hereof (other than any contemporaneous maintenance agreement executed by the parties), all of which are merged herein. There being no expectations to the contrary between the parties hereto, no usage of trade or other regular practice or method of dealing between the parties hereto shall be used to modify, interpret, supplement or alter in any manner any express terms of this Agreement. This Agreement shall not be modified, amended or in any way altered except by an instrument in writing signed by authorized representatives of both PEERLESS and DPI. Except as specifically provided herein, no remedy available to either part hereunder or relating hereto shall be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. No waiver of any provision of this Agreement or any rights or obligations of either party hereunder shall be effective, except pursuant to a written instrument signed by the party or parties waiving compliance, and any such waiver shall be effective only in the specific instance and for the specific purpose stated in such writing.

13.3 FORCE MAJEURE. Neither party shall be responsible for delays or failures in performance

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DPI PSIO License Agreement                                         CONFIDENTIAL
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hereunder (other than failure to pay amounts due or to comply with the provisions of Section 8) to the extent that such party was hindered in its performance by any act of God, civil commotion, labor dispute, or any other occurrence beyond its reasonable control.

13.4 LAW AND FORUM. This Agreement shall be construed and enforced in accordance with the laws of the United States of America and the State of California applicable to the subject matter herein and to contracts wholly executed and wholly to be performed therein. Any action or proceeding brought by DPI or PEERLESS against the other arising out of or related to this Agreement shall have as the court of competent jurisdiction the Federal District Court or California state court located in the County of Los Angeles, State of California, and DPI hereby submits to the in personam jurisdiction of such courts for purposes of any such action or proceeding.

13.5 NO JOINT VENTURE. Nothing contained herein shall be deemed to create a joint venture or partnership or agency relationship between PEERLESS and DPI. Neither party shall have the right or authority to, and each party shall not, assume or create any obligation or responsibility, express or implied, on behalf of or in the name of the other party or bind the other party in any manner. Nothing set forth herein shall be deemed to confer upon any person or entity other than the parties hereto a right of action either under this Agreement or in any manner whatsoever.

13.6 SEVERABILITY. If any provision hereof is found invalid or unenforceable pursuant to judicial decree or decision, the remainder of this Agreement shall remain valid and enforceable according to its terms. WITHOUT LIMITING THE FOREGOING, IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT EACH AND EVERY PROVISION OF THIS AGREEMENT WHICH PROVIDES FOR A LIMITATION OF LIABILITY, DISCLAIMER OF WARRANTIES, INDEMNIFICATION OF A PARTY OR EXCLUSION OF DAMAGES OR OTHER REMEDIES IS INTENDED BY THE PARTIES TO BE SEVERABLE AND INDEPENDENT OF ANY OTHER PROVISION AND TO BE ENFORCED AS SUCH. FURTHER, IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT IF ANY REMEDY HEREUNDER IS DETERMINED TO HAVE FAILED OF ITS ESSENTIAL PURPOSE, ALL LIMITATIONS OF LIABILITY AND EXCLUSIONS OF DAMAGES OR OTHER REMEDIES SET FORTH HEREIN SHALL REMAIN IN EFFECT.

13.7 SECTION REFERENCES. Any reference herein to a Section shall constitute a reference to all sub-sections thereof.

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DPI PSIO License Agreement                                         CONFIDENTIAL
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13.8 ATTORNEYS' FEES. The prevailing party in any action or proceeding between
PEERLESS and DPI arising out of or related to this Agreement shall be entitled to recover from the other party all of its costs and expenses as determined in a court proceeding including, without limitation, its reasonable attorneys' fees incurred in connection with such action, including any appeal of such action.

13.9 EXPORTS. DPI shall comply with any and all United States export regulations, rules or orders now in effect or that may be promulgated from time to time that govern or relate to any export of any PEERLESS MATERIAL, including without limitation any PEERLESS MATERIAL. DPI shall comply with any and all United States export regulations, rules or orders now in effect or that may be promulgated from time to time that govern or relate to any export of any PEERLESS MATERIAL. DPI shall comply with the U.S. Foreign Corrupt Practices Act and all applicable export laws, restrictions and regulations of the U.S. Department of Commerce, the U.S. Department of Treasury and any other U.S. or non-U.S. agency or authority. DPI shall not export or re-export or allow the export or re-export of any product, technology or information it obtains or learns pursuant to this Agreement in violation of such law, restriction or regulation, including, without limitation, export or re-export to any country subject to U.S. trade embargoes, or any part on the U.S. Export Administration Table of Denial Orders or the U.S. Department of Treasury List of Specially Designated Nationals or to any prohibited destination in any of the County Groups specified in the then current Supplement Number 1 to part 740 of the Commerce Control List specified in the then current Supplement Number 1 to part 738 of the U.S. Export Administration Regulations or any successor supplement or regulations. DPI shall obtain and bear all expenses relating to any necessary licenses and/or exemptions with respect to the export or re-export any PEERLESS MATERIAL to anv location in compliance with all applicable laws and regulations. If DPI is involved in a transaction that gives DPI reason to suspect that any product, technology or information it obtains or learns pursuant to this Agreement will be exported, re-exported or diverted in violation of any such laws, restrictions or regulations (including, without limitation, knowledge of suspect end users, abnormal transaction circumstances, or any other Bureau of Export Administration "red flag" indicators), then DPI will take appropriate steps to terminate such transaction, notify the correct U.S. agency and give notice to PEERLESS.

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DPI PSIO License Agreement                                         CONFIDENTIAL
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IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written:

EXECUTED:

                                               OSICOM TECHNOLOGIES INC., DPI PRINT
PEERLESS SYSTEM CORPORATION                    SERVER DIVISION.

By:                                            By:

----------------------------------             ---------------------------------------

(Authorized Signature)                         (Authorized Signature)

Name: Hosni Printer                            Name: _________________________________

Title: Vice President of Finance and CFO       Title: __________________________________

Date: August ____, 1998                        Date: August _____, 1998


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DPI PSIO License Agreement                                         CONFIDENTIAL
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                         EXHIBIT A - LICENSE DESCRIPTION

Licensed Product:

         Peerless Shared Memory Interface and Application Program Interface (software product referred to as PSIO).

License Grant:

         DPI shall have the right to use the Licensed Product for the sole purpose of developing and marketing network interface card options for computer printers.

Deliverables:

         Solely at PEERLESS' option, PEERLESS shall provide DPI with the most current versions of the following documents and utilities:

                  "Peerless Standard I/O Interface Design Specification"

                  "Peerless Page Internal Interfaces"

Training:

         PEERLESS shall, upon DPI's written request, make available one (1 ) day of training for and not more than five (5) DPI's employee at PEERLESS El Segundo CA facility in the use of the Licensed Product DPI shall bear the expense of all costs associated with such training, including but not limited to, meals, room and board, and travel expenses for DPI employees to attend such classes. DPI shall pay for any training, in addition to that indicated above, at PEERLESS' then current rates for such training.

Telephone Support:

         PEERLESS shall provide not more than forty hours (40) telephone support to DPI. DPI shall provide PEERLESS the name of the DPI employee that shall be the sole and exclusive employee that may contact PEERLESS with questions regarding the Licensed Product.

///End

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                            EXHIBIT B - PAYMENT TERMS

         l. DPI shall, on the date hereof, pay the "Source License Fee" specified below for the product licensed hereunder as specified herein. The Source License Fee is non-refundable.

         2. For each shipment or other distribution of the Licensed Product (in whatever form or media) by or on behalf of DPI. DPI shall pay the applicable Per Option Card Royalty for any Licensed Product.

         3. DPI may credit against future royalties owing under this Agreement any such royalties actually paid in connection with the Licensed Product shipped or distributed if the LICENSEE Product is returned to DPI and DPI pays a full refund therefor.

         4. Payment of any invoices submitted by PERLESS shall be due within thirty (30) days after the date of such invoice. It is agreed that recurring license fees due and payable to PEERLESS by DPI shall not require an invoice from PEERLESS, but shall be paid by DPI within (30) thirty days following the end of each calendar quarter in which they are earned.

         5. Payment Structure:

                  5.1 Non-Recurring License Fee - Twenty five thousand dollars ($25,000).

                  5.2  Recurring License Fee

                           5.2. l When PSIO is incorporated in a NIC which is
                           (a) not a physical part of the controller, or (b) is part of a controller, via a DPI proprietary ASIC, which is identified as an option to the OEM product. The PSIO royalty shall be incorporated in the per unit manufacturing cost of the NIC. The PSIO royalty shall be calculated as 5% (five percent) of the Suggested Retail Price (SRP) of the NIC except that the per unit royalty, payable to Peerless, at no time shall be less then U.S. $8.00 (eight dollars) not more than U.S. $10.00 (ten dollars).

                           5.2.2 When PSIO is incorporated in the controller via a DPI proprietar ASIC and such controller is the standard controller for the OEM product. The PSIO royalty shall be incorporated in the per unit manufacturing cost of the ASIC and shall be U.S. $5.00 (five dollars).

                                         Projects
                            Shipping                  In Dev            Total
   Motorola DPO               9                          4               13


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

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

          Other               5                          1                6

     NETARM DPO               9                         11               20
           PSIO               7                          3               10
            PCI               3                          1                4
          Other                                          3                3

          Total              33                         23               56


CUSTOMER                   CONTROLLER VENDORS USED                     SHIPPING         DEVELOPMENT
1  Brother                 Own                                         Discontinued     Other
2  Elysys                  ITEC/PCPI                                   Y                DPO
3  Espon                   Peerless                                    Y                PSIO
4  FujiXerox               Adobe                                       Y                DPO
5  Genicom/DEC             Peerless and Own                            Y       Y        Other
6  Konica                  Own                                         Y       Y        PCI/DPO
7  Kyocera                 Own                                         Y       Y        Own/DPO
8  MEI/Panosonic           IBM Japan                                   Y                PCI/DPO
9  Minolta                 Adobe, Destiny, Peerless, Zeno,
                              IBM Japan, Own                           Y       Y        DPO/PSIO
10 Mita                    AHT, Destiny                                Y       Y        DPO
11 NEC                     HDE, ITEC/PCPI, Adobe                       Y       Y        DPO
12 NewGen                  ITEC/PCPI                                   Y                DPO
13 Paradyne                Own                                         Y                Other
14 Pitney Bowes            AHT                                         Y                DPO
15 QMS                     Xionics, Own                                Y                DPO
16 Ricoh                   Peerless, Xionics, HDE, Own                 Y       Y        PSIO/DPO
17 Savin                   AHT                                         Y                DPO
18 Sharp                   Xionics, Own                                Y       Y        DPO
19 Tally                   Own                                         Y       Y        PSIO
20 TEC                     Peerless, IBM Japan, Own                    Y                PSIO/DPO
21 Toshiba                 IBM Japan, Own                              Y                DPO
22 Xerox                   Xionics, Own                                Y                DPO/Othe

Motorola DPO
    Shipping
                  1 Xerox                      4512 Ethernet
                  1 Xerox           P12             Ethernet
                  1 FX              PG 12           Ethernet
                  1 NEC                        1260 Ethernet
                  1 Sharp                      9680 Ethernet



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Draft #1 (August 5, 1998)     Page 14 of 17     Initials: Peerless ___; DPI ___


                  1 Sharp           8200       Colo Ethernet
                  1 Sharp           Swan            Ethernet
                  1 Sharp           Cougar          Ethernet
                  1 Mita                            Ethernet

      In Dev
                  1 Minolta         All Produc      TR   (used in 4 Printers)
                  1 Toshiba                         TR
                  1 Sharp           Cougar          TR
                  1 QMS                             TR

Motorola Other
      Shipping

                  1 Konica                  201     Ethernet
                  1 Konica          Mita            Ethernet
                  1 Konica          Kodak           Ethemet
                  1 Paradyne        Net100          Ethemet
                  1 Genicom         Net100E         Ethemet

Motorola Other
        In Dev

                  1 Minolta         PSIO-All        TR

    NetArm DPO
      Shipping

                  1 Minolta         401X            Ether
                  1 Minolta         401w            Ether
                  1 Minolta         3001W           Ether
                  1 NEC                     870     Ether
                  1 NEC             Cronus          Ether
                  1 NewGen                          Ether
                  1 AHT             Pitney Bo       Ether
                  1 AHT             Savin           Ether
                  1 Elysys                          Ether


         In Dev
                  1 Minolta         402W            Ether
                  1 Minolta         DL              Ether
                  1 NEC             Cro Lite        ETher
                  1 NEC             Commanc         Ether
                  1 Sharp           Cougar          ETher
                  1 Sharp           Panther         Ether
                  1 QMS             Neptune         Ether


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Draft #1 (August 5, 1998)     Page 15 of 17     Initials: Peerless ___; DPI ___


                  1 Mita            Phantom         Ether
                  1 Toshiba                         ETher
                  1 Destiny         Ref-Em          Ether
                  1 AHT             Mita            Ether

  NetARm PSIO
     Shipping

                  1 Minolta                 402     Ether
                  1 Minolta                 411     Ether
                  1 Minolta         Peacock         Ether
                  1 Epson           Malibu          ETher
                  1 Epson           Ontario         ETher
                  1 Ricoh           NM4/5           ETher
                  1 Tally           LP              Ether

       In Dev

                  1 TEC             laser           Ether
                  1 Tally           Laser           Ether
                  1 Ricoh           NM6             Ether

   NETARM PCI
     Shipping

                  1 MEI                             Ether
                  1 Konica                  301     Ether
                  1 Konica          301 Mita        Ether

         In Dev

                  1 Konica          KN-401          Ether

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Draft #1 (August 5, 1998)    Page 16 of 17      Initials: Peerless ___; DPI ___

  NETARM Other
       Shipping

         In Dev
                  1 Kyocera         3000E           Ethernet
                  1 Ricoh           Stinger         Ethernet
                  1 Genicom         Gordian         EthemeVNCC

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Draft #1 (August 5, 1998)     Page 17 of 17     Initials: Peerless ___; DPI ___


                                   Page 17 of